Exhibit 99(b)                                                        Page 1 of 7

                              CULP, INC. FINANCIAL INFORMATION RELEASE
                                  CONSOLIDATED STATEMENTS OF LOSS
           FOR THE THREE MONTHS AND TWELVE MONTHS ENDED APRIL 29, 2007 AND APRIL 30, 2006
                                             (UNAUDITED)
                          (Amounts in Thousands, Except for Per Share Data)

                                                                             THREE MONTHS ENDED
                                                       ----------------------------------------------------------------

                                                              Amounts                              Percent of Sales
                                                       ------------------------                ------------------------
                                                        April 29,    April 30,     % Over       April 29,    April 30,
                                                          2007         2006        (Under)        2007         2006
                                                       -----------  -----------  -----------   -----------  -----------
Net sales                                              $   73,196       70,718         3.5 %       100.0 %      100.0 %
Cost of sales                                              62,753       63,135        (0.6)%        85.7 %       89.3 %
                                                       -----------  -----------  -----------   -----------  -----------
        Gross profit                                       10,443        7,583        37.7 %        14.3 %       10.7 %

Selling, general and
 administrative expenses                                    7,790        6,474        20.3 %        10.6 %        9.2 %
Restructuring expense                                       1,792        3,692       (51.5)%         2.4 %        5.2 %
                                                       -----------  -----------  -----------   -----------  -----------
        Income (loss) from operations                         861       (2,583)      133.3 %         1.2 %       (3.7)%

Interest expense                                              940        1,055       (10.9)%         1.3 %        1.5 %
Interest income                                               (60)         (48)       25.0 %        (0.1)%       (0.1)%
Other expense                                                 166          152         9.2 %         0.2 %        0.2 %
                                                       -----------  -----------  -----------   -----------  -----------
        Loss before income taxes                             (185)      (3,742)       95.1 %        (0.3)%       (5.3)%

Income taxes*                                                (145)      (2,208)      (93.4)%        78.4 %       59.0 %
                                                       -----------  -----------  -----------   -----------  -----------
        Net loss                                       $      (40)      (1,534)       97.4 %        (0.1)%       (2.2)%
                                                       ===========  ===========  ===========   ===========  ===========

Net loss per share-basic                                    $0.00       ($0.13)      100.0 %
Net loss per share-diluted                                  $0.00       ($0.13)      100.0 %
Net income per share, diluted, excluding                    $0.14        $0.14         0.0 %
 restructuring and related charges

Average shares outstanding-basic                           12,559       11,594         8.3 %
Average shares outstanding-diluted                         12,559       11,594         8.3 %


                                                                             TWELVE MONTHS ENDED
                                                       ----------------------------------------------------------------

                                                               Amounts                             Percent of Sales
                                                       ------------------------                ------------------------
                                                        April 29,    April 30,     % Over       April 29,    April 30,
                                                          2007         2006        (Under)        2007         2006
                                                       -----------  -----------  -----------   -----------  -----------

Net sales                                              $  250,533      261,101        (4.0)%       100.0 %      100.0 %
Cost of sales                                             219,328      237,233        (7.5)%        87.5 %       90.9 %
                                                       -----------  -----------  -----------   -----------  -----------
        Gross profit                                       31,205       23,868        30.7 %        12.5 %        9.1 %

Selling, general and
 administrative expenses                                   27,030       28,954        (6.6)%        10.8 %       11.1 %
Restructuring expense                                       3,534       10,273       (65.6)%         1.4 %        3.9 %
                                                       -----------  -----------  -----------   -----------  -----------
        Income (loss) from operations                         641      (15,359)      104.2 %         0.3 %       (5.9)%

Interest expense                                            3,781        4,010        (5.7)%         1.5 %        1.5 %
Interest income                                              (207)        (126)       64.3 %        (0.1)%       (0.0)%
Other expense                                                  68          634       (89.3)%         0.0 %        0.2 %
                                                       -----------  -----------  -----------   -----------  -----------
        Loss before income taxes                           (3,001)     (19,877)       84.9 %        (1.2)%       (7.6)%

Income taxes*                                              (1,685)      (8,081)      (79.1)%        56.1 %       40.7 %
                                                       -----------  -----------  -----------   -----------  -----------
        Net loss                                       $   (1,316)     (11,796)       88.8 %        (0.5)%       (4.5)%
                                                       ===========  ===========  ===========   ===========  ===========

Net loss per share-basic                                   ($0.11)      ($1.02)       89.2 %
Net loss per share-diluted                                 ($0.11)      ($1.02)       89.2 %
Net income (loss) per share, diluted, excluding
 restructuring and related charges                          $0.32       ($0.04)      900.0 %


Average shares outstanding-basic                           11,922       11,567         3.1 %
Average shares outstanding-diluted                         11,922       11,567         3.1 %

* Percent of sales column for income taxes is calculated as a % of loss before income taxes.

                    CULP, INC. FINANCIAL INFORMATION RELEASE
                           CONSOLIDATED BALANCE SHEETS
                        APRIL 29, 2007 AND APRIL 30, 2006
                                   (UNAUDITED)
                             (Amounts in Thousands)

                                                                   Amounts                                 Increase
                                                    -------------------------------------                 (Decrease)
                                                        April 29,           April 30,       -------------------------------------
                                                          2007                2006               Dollars             Percent
                                                    -----------------   -----------------   -----------------   -----------------

Current assets
     Cash and cash equivalents                      $         10,169               9,714                 455                4.7 %
     Accounts receivable                                      29,290              29,049                 241                0.8 %
     Inventories                                              40,630              36,693               3,937               10.7 %
     Deferred income taxes                                     5,376               7,120              (1,744)             (24.5)%
     Assets held for sale                                      2,499               3,111                (612)             (19.7)%
     Other current assets                                      1,824               1,287                 537               41.7 %
                                                    -----------------   -----------------   -----------------   -----------------
           Total current assets                               89,788              86,974               2,814                3.2 %

Property, plant and equipment, net                            37,773              44,639              (6,866)             (15.4)%
Goodwill                                                       4,114               4,114                   -                0.0 %
Deferred income taxes                                         25,683              20,176               5,507               27.3 %
Other assets                                                   2,588               1,564               1,024               65.5 %
                                                    -----------------   -----------------   -----------------   -----------------

           Total assets                             $        159,946             157,467               2,479                1.6 %
                                                    =================   =================   =================   =================



Current liabilities
     Current maturities of long-term debt           $         16,046               8,060               7,986               99.1 %
     Line of credit                                            2,593                   -               2,593              100.0 %
     Accounts payable                                         23,585              20,835               2,750               13.2 %
     Accrued expenses                                          8,670               7,845                 825               10.5 %
     Accrued restructuring                                     3,282               4,054                (772)             (19.0)%
     Income taxes payable                                      4,579               2,488               2,091               84.0 %
                                                    -----------------   -----------------   -----------------   -----------------
           Total current liabilities                          58,755              43,282              15,473               35.7 %

Long-term debt, less current maturities                       22,114              39,662             (17,548)             (44.2)%
                                                    -----------------   -----------------   -----------------   -----------------

           Total liabilities                                  80,869              82,944              (2,075)              (2.5)%

Shareholders' equity                                          79,077              74,523               4,554                6.1 %
                                                    -----------------   -----------------   -----------------   -----------------

           Total liabilities and
            shareholders' equity                    $        159,946             157,467               2,479                1.6 %
                                                    =================   =================   =================   =================

Shares outstanding                                            12,569              11,655                 914                7.8 %
                                                    =================   =================   =================   =================

                    CULP, INC. FINANCIAL INFORMATION RELEASE
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
          FOR THE TWELVE MONTHS ENDED APRIL 29, 2007 AND APRIL 30, 2006
                                   (UNAUDITED)
                             (Amounts in Thousands)



                                                                                      TWELVE MONTHS ENDED
                                                                                --------------------------------

                                                                                             Amounts
                                                                                --------------------------------
                                                                                    April 29,        April 30,
                                                                                      2007             2006
                                                                                ---------------  ---------------

Cash flows from operating activities:
   Net loss                                                                     $       (1,316)         (11,796)
   Adjustments to reconcile net loss to net cash
    provided by operating activities:
         Regular depreciation                                                            6,602            9,402
         Accelerated depreciation                                                        1,247            4,960
         Amortization of other assets                                                      150               93
         Stock-based compensation                                                          525              139
         Deferred income taxes                                                          (3,763)         (10,156)
         Restructuring expenses, net of gain on sale of
          related assets                                                                   536            6,582
         Changes in assets and liabilities:
             Accounts receivable                                                          (241)            (225)
             Inventories                                                                   817           13,806
             Other current assets                                                        1,673            1,404
             Other assets                                                                  (42)             (44)
             Accounts payable                                                            3,133           (1,302)
             Accrued expenses                                                              825           (1,711)
             Accrued restructuring                                                        (772)          (1,796)
             Income taxes payable                                                        2,091              944
                                                                                ---------------  ---------------
                   Net cash provided by operating activities                            11,465           10,300
                                                                                ---------------  ---------------

Cash flows from investing activities:
   Capital expenditures                                                                 (3,762)          (6,242)
   Acquisition of assets                                                                (2,500)               -
   Proceeds from the sale of buildings and equipment                                     3,315            3,950
                                                                                ---------------  ---------------
                   Net cash used in investing activities                                (2,947)          (2,292)
                                                                                ---------------  ---------------

Cash flows from financing activities:
   Payments on vendor-financed capital expenditures                                     (1,356)            (942)
   Proceeds from lines of credit                                                         2,593                -
   Payments on long-term debt                                                          (12,062)          (7,848)
   Proceeds from issuance of long-term debt                                              2,500            5,020
   Proceeds from common stock issued                                                       262              369
                                                                                ---------------  ---------------
                   Net cash used in financing activities                                (8,063)          (3,401)
                                                                                ---------------  ---------------

Increase in cash and cash equivalents                                                      455            4,607

Cash and cash equivalents at beginning of period                                         9,714            5,107
                                                                                ---------------  ---------------

Cash and cash equivalents at end of period                                      $       10,169            9,714
                                                                                ===============  ===============

Free Cash Flow (1)                                                              $        9,662            7,066
                                                                                ===============  ===============


----------------------------------------------------------------------------------------------------------------

(1) Free Cash Flow reconciliation is as follows:
                                                                                    FY 2007          FY 2006
                                                                                ---------------  ---------------
A) Net cash provided by operating activities                                    $       11,465           10,300
B) Minus: Capital Expenditures                                                          (3,762)          (6,242)
C) Add: Proceeds from the sale of buildings and equipment                                3,315            3,950
D) Minus: Payments on vendor-financed capital expenditures                              (1,356)            (942)
                                                                                ---------------  ---------------
                                                                                $        9,662            7,066
                                                                                ===============  ===============

----------------------------------------------------------------------------------------------------------------

                    CULP, INC. FINANCIAL INFORMATION RELEASE
           SALES, GROSS PROFIT AND OPERATING INCOME (LOSS) BY SEGMENT
          FOR THE THREE MONTHS ENDED APRIL 29, 2007 AND APRIL 30, 2006
                                   (UNAUDITED)
                             (Amounts in thousands)

                                                                                 THREE MONTHS ENDED
                                                         --------------------------------------------------------------------
                                                                 Amounts                             Percent of Total Sales
                                                         -------------------------                  -------------------------
                                                          April 29,     April 30,      % Over        April 29,     April 30,
Net Sales by Segment                                        2007          2006         (Under)         2007          2006
-------------------------------------------------------  -----------   -----------   -----------    -----------   -----------

Mattress Fabrics                                         $   38,062        24,102         57.9 %         52.0 %        34.1 %
Upholstery Fabrics                                           35,134        46,616        (24.6)%         48.0 %        65.9 %
                                                         -----------   -----------   -----------    -----------   -----------

   Net Sales                                             $   73,196        70,718          3.5 %        100.0 %       100.0 %
                                                         ===========   ===========   ===========    ===========   ===========


Gross Profit by Segment                                                                                Gross Profit Margin
-------------------------------------------------------                                             -------------------------

Mattress Fabrics                                         $    6,730         3,740         79.9 %         17.7 %        15.5 %
Upholstery Fabrics                                            4,707         4,882         (3.6)%         13.4 %        10.5 %
                                                         -----------   -----------   -----------    -----------   -----------
   Subtotal                                                  11,437         8,622         32.6 %         15.6 %        12.2 %

Restructuring related charges                                  (994)(1)    (1,039)(3)     (4.3)%         (1.4)%        (1.5)%
                                                         -----------   -----------   -----------    -----------   -----------

   Gross Profit                                          $   10,443         7,583         37.7 %         14.3 %        10.7 %
                                                         ===========   ===========   ===========    ===========   ===========

Sales, General and Administrative expenses by Segment                                                    Percent of Sales
-------------------------------------------------------                                             -------------------------

Mattress Fabrics                                         $    2,813         1,708         64.7 %          7.4 %         7.1 %
Upholstery Fabrics                                            3,845         3,742          2.8 %         10.9 %         8.0 %
Unallocated corporate expenses                                1,132         1,024         10.5 %          1.5 %         1.4 %
                                                         -----------   -----------   -----------    -----------   -----------

   Selling, General and Administrative expenses          $    7,790         6,474         20.3 %         10.6 %         9.2 %
                                                         ===========   ===========   ===========    ===========   ===========

                                                                                                     Operating Income (Loss)
Operating Income (loss) by Segment                                                                           Margin
-------------------------------------------------------                                             -------------------------

Mattress Fabrics                                         $    3,916         2,032         92.7 %         10.3 %         8.4 %
Upholstery Fabrics                                              863         1,140        (24.3)%          2.5 %         2.4 %
Unallocated corporate expenses                               (1,132)       (1,024)       (10.5)%         (1.5)%        (1.4)%
                                                         -----------   -----------   -----------    -----------   -----------
   Subtotal                                                   3,647         2,148         69.8 %          5.0 %         3.0 %

Restructuring expense and restructuring related charges      (2,786)(2)    (4,731)(4)    (41.1)%         (3.8)%        (6.7)%
                                                         -----------   -----------   -----------    -----------   -----------

   Operating income (loss)                               $      861        (2,583)       133.3 %          1.2 %        (3.7)%
                                                         ===========   ===========   ===========    ===========   ===========


Depreciation by Segment
-------------------------------------------------------

Mattress Fabrics                                         $      908           948         (4.2)%
Upholstery Fabrics                                              704         1,158        (39.2)%
                                                         -----------   -----------   -----------
   Subtotal                                                   1,612         2,106        (23.5)%
Accelerated Depreciation                                        584           (19)    (3,173.7)%
                                                         -----------   -----------   -----------
Total Depreciation                                       $    2,196         2,087          5.2 %
                                                         ===========   ===========   ===========

(1) The $1.0 million represents restructuring related charges of $582,000 for accelerated depreciation and $412,000 for operating costs associated with the closing of plant facilities.
(2) The $2.8 million represents restructuring and related charges of $1.1 million for write-downs of buildings and equipment, $582,000 for accelerated depreciation,$479,000 for asset movement costs, $412,000 for operating costs associated with the closing of plant facilities, $312,000 for lease termination costs, a credit of $40,000 for sales proceeds received on equipment with no carrying value, and a credit of $82,000 for employee termination benefits. Of this total charge $1.8 million and $1.0 million are included in restructuring expense and cost of sales, respectively.
(3) The $1.0 million represents restructuring related charges of $849,000 for inventory markdowns, $210,000 for operating costs associated with the closing of plant facilities, and a credit of $19,000 for accelerated depreciation.
(4) The $4.7 million represents restructuring and related charges of $3.2 million for write-downs of buildings and equipment, $849,000 for inventory markdowns,$310,000 for employee termination benefits, $219,000 for asset movement costs, and $210,000 for operating costs associated with the closing of plant facilities, a credit of $19,000 for accelerated depreciation, and a credit of $80,000 for lease termination costs. Of this total charge, $3.7 million and $1.0 million are included in restructuring expense and cost of sales, respectively.

                    CULP, INC. FINANCIAL INFORMATION RELEASE
           SALES, GROSS PROFIT AND OPERATING INCOME (LOSS) BY SEGMENT
          FOR THE TWELVE MONTHS ENDED APRIL 29, 2007 AND APRIL 30, 2006
                                   (UNAUDITED)
                             (Amounts in thousands)

                                                                                TWELVE MONTHS ENDED
                                                         --------------------------------------------------------------------
                                                                 Amounts                             Percent of Total Sales
                                                         -------------------------                  -------------------------
                                                          April 29,     April 30,      % Over        April 29,     April 30,
Net Sales by Segment                                        2007          2006         (Under)         2007          2006
-------------------------------------------------------  -----------   -----------   -----------    -----------   -----------

Mattress Fabrics                                         $  107,797        93,688         15.1 %         43.0 %        35.9 %
Upholstery Fabrics                                          142,736       167,413        (14.7)%         57.0 %        64.1 %
                                                         -----------   -----------   -----------    -----------   -----------

   Net Sales                                             $  250,533       261,101         (4.0)%        100.0 %       100.0 %
                                                         ===========   ===========   ===========    ===========   ===========

Gross Profit by Segment                                                                                Gross Profit Margin
-------------------------------------------------------                                             -------------------------

Mattress Fabrics                                         $   18,610        13,579         37.0 %         17.3 %        14.5 %
Upholstery Fabrics                                           17,397        14,909         16.7 %         12.2 %         8.9 %
                                                         -----------   -----------   -----------    -----------   -----------
   Subtotal                                                  36,007        28,488         26.4 %         14.4 %        10.9 %

Restructuring related charges                                (4,802)(1)    (4,620)(4)      3.9 %         (1.9)%        (1.8)%
                                                         -----------   -----------   -----------    -----------   -----------

   Gross Profit                                          $   31,205        23,868         30.7 %         12.5 %         9.1 %
                                                         ===========   ===========   ===========    ===========   ===========

Sales, General and Administrative expenses by Segment                                                    Percent of Sales
-------------------------------------------------------                                             -------------------------

Mattress Fabrics                                         $    7,856         6,724         16.8 %          7.3 %         7.2 %
Upholstery Fabrics                                           15,065        15,863         (5.0)%         10.6 %         9.5 %
Unallocated corporate expenses                                4,051         3,345         21.1 %          1.6 %         1.3 %
                                                         -----------   -----------   -----------    -----------   -----------
   Subtotal                                                  26,972        25,932          4.0 %         10.8 %         9.9 %

Restructuring related charges                                    58 (2)     3,022 (5)    (98.1)%          0.0 %         1.2 %
                                                         -----------   -----------   -----------    -----------   -----------

   Selling, General and Administrative expenses          $   27,030        28,954         (6.6)%         10.8 %        11.1 %
                                                         ===========   ===========   ===========    ===========   ===========

                                                                                                     Operating Income (Loss)
Operating Income (loss) by Segment                                                                           Margin
-------------------------------------------------------                                             -------------------------

Mattress Fabrics                                         $   10,754         6,855         56.9 %         10.0 %         7.3 %
Upholstery Fabrics                                            2,332          (954)       344.4 %          1.6 %        (0.6)%
Unallocated corporate expenses                               (4,051)       (3,345)       (21.1)%         (1.6)%        (1.3)%
                                                         -----------   -----------   -----------    -----------   -----------
   Subtotal                                                   9,035         2,556        253.5 %          3.6 %         1.0 %

Restructuring expense and restructuring related charges      (8,394)(3)   (17,915)(6)    (53.1)%         (3.4)%        (6.9)%
                                                         -----------   -----------   -----------    -----------   -----------

   Operating income (loss)                               $      641       (15,359)       104.2 %          0.3 %        (5.9)%
                                                         ===========   ===========   ===========    ===========   ===========

Depreciation by Segment
-------------------------------------------------------

Mattress Fabrics                                         $    3,679         3,662          0.5 %
Upholstery Fabrics                                            2,923         5,740        (49.1)%
                                                         -----------   -----------   -----------
   Subtotal                                                   6,602         9,402        (29.8)%
Accelerated Depreciation                                      1,247         4,960        (74.9)%
                                                         -----------   -----------   -----------
Total Depreciation                                       $    7,849        14,362        (45.3)%
                                                         ===========   ===========   ===========

(1) The $4.8 million represents restructuring related charges of $2.4 million for inventory markdowns, $1.2 million for accelerated depreciation, $1.2 million for operating costs associated with the closing of plant facilities.
(2) The $58,000 represents operating costs associated with the closing of plant facilities.
(3) The $8.4 million represents restructuring and related charges of $2.4 million for inventory markdowns, $1.5 million for write-downs of buildings and equipment, $1.4 million for asset movement costs, $1.2 million for accelerated depreciation, $1.2 million for operating costs associated with the closing of plant facilities, $909,000 for employee termination benefits, $706,000 for lease termination and other exit costs, and a credit of $930,000 for sales proceeds received on equipment with no carrying value. Of this total charge, $4.8 million, $58,000, and $3.5 million were included in cost of sales, selling, general, and administrative expenses, and restructuring expense, respectively.
(4) The $4.6 million represents restructuring related charges of $2.0 million for inventory markdowns, $1.9 million for accelerated depreciation, $665,000 for operating costs associated with closing of plant facilities.
(5)  The $3.0 million represents accelerated depreciation.
(6) The $17.9 million represents restructuring and related charges of $6.0 million for write-downs of buildings and equipment, $5.0 million for accelerated depreciation, $2.2 million for asset movement costs, $2.0 million for inventory markdowns, $1.7 million for employee termination benefits, $665,000 for operating costs associated with the closing of plant facilities, and $316,000 for lease termination and other exit costs. Of this total charge $4.6 million, $3.0 million, and $10.3 million were included in cost of sales, selling, general, and administrative expenses, and restructuring expense, respectively.

                                   CULP, INC.
              PROFORMA CONSOLIDATED STATEMENTS OF NET INCOME (LOSS)
          FOR THE THREE MONTHS ENDED APRIL 29, 2007 AND APRIL 30, 2006
                                   (UNAUDITED)
                (Amounts in Thousands, Except for Per Share Data)

                                                                                THREE MONTHS ENDED
                                              ----------------------------------------------------------------------------------

                                               As Reported                                               April 29, 2007
                                                April 29,      % of                       % of            Proforma Net    % of
                                                   2007        Sales       Adjustments    Sales          of Adjustments   Sales
                                              ------------------------   ------------------------       ------------------------

Net sales                                     $     73,196      100.0%              0                         73,196      100.0%
Cost of sales                                       62,753       85.7%           (994)      -1.4%  (1)        61,759       84.4%
                                              ------------------------   ------------------------       ------------------------
           Gross profit                             10,443       14.3%           (994)      -1.4%             11,437       15.6%

Selling, general and
  administrative expenses                            7,790       10.6%              0        0.0%              7,790       10.6%
Restructuring expense                                1,792        2.4%         (1,792)      -2.4%  (2)             0        0.0%
                                              ------------------------   ------------------------       ------------------------
           Income (loss) from operations               861        1.2%         (2,786)      -3.8%              3,647        5.0%

Interest expense                                       940        1.3%              0        0.0%                940        1.3%
Interest income                                        (60)      -0.1%              0        0.0%                (60)      -0.1%
Other expense                                          166        0.2%              0        0.0%                166        0.2%
                                              ------------------------   ------------------------       ------------------------
           Income (loss) before income taxes          (185)      -0.3%         (2,786)      -3.8% (1)(2)       2,601        3.6%

Income taxes (5)                                      (145)      78.4%           (965)      34.6%                820       31.5%
                                              ------------------------   ------------------------       ------------------------
Net income (loss)                             $        (40)      -0.1%         (1,821)      -2.5%              1,781        2.4%
                                              ========================   ========================       ========================

Net income (loss) per share-basic                    $0.00                     ($0.14)                         $0.14
Net income (loss) per share-diluted                  $0.00                     ($0.14)                         $0.14
Average shares outstanding-basic                    12,559                     12,559                         12,559
Average shares outstanding-diluted                  12,559                     12,559                         12,566


                                                                               THREE MONTHS ENDED
                                  -------------------------------------------------------------------------------------------------

                                   As Reported                                               April 30, 2006              Proforma
                                     April 30,     % of                       % of            Proforma Net    % of        % Over
                                       2006        Sales       Adjustments    Sales          of Adjustments   Sales       (Under)
                                  ------------------------   ------------------------       ------------------------   ------------

Net sales                               70,718      100.0%              0                         70,718      100.0%           3.5%
Cost of sales                           63,135       89.3%         (1,039)      -1.5%  (3)        62,096       87.8%          -0.5%
                                  ------------------------   ------------------------       ------------------------   ------------
           Gross profit                  7,583       10.7%         (1,039)      -1.5%              8,622       12.2%          32.6%

Selling, general and
  administrative expenses                6,474        9.2%              0        0.0%              6,474        9.2%          20.3%
Restructuring expense                    3,692        5.2%         (3,692)      -5.2%  (4)             0        0.0%           0.0%
                                  ------------------------   ------------------------       ------------------------   ------------
           Income (loss) from
            operations                  (2,583)      -3.7%         (4,731)      -6.7%              2,148        3.0%          69.8%

Interest expense                         1,055        1.5%              0        0.0%              1,055        1.5%         -10.9%
Interest income                            (48)      -0.1%              0        0.0%                (48)      -0.1%          25.0%
Other expense                              152        0.2%              0        0.0%                152        0.2%           9.2%
                                  ------------------------   ------------------------       ------------------------   ------------
           Income (loss) before
            income taxes                (3,742)      -5.3%         (4,731)      -6.7% (3)(4)         989        1.4%         163.0%

Income taxes (5)                        (2,208)      59.0%         (1,547)      32.7%               (661)     -66.8%         224.1%
                                  ------------------------   ------------------------       ------------------------   ------------
Net income (loss)                       (1,534)      -2.2%         (3,184)      -4.5%              1,650        2.3%           7.9%
                                  ========================   ========================       ========================   ============

Net income (loss) per share-basic       ($0.13)                    ($0.27)                         $0.14
Net income (loss) per share-diluted     ($0.13)                    ($0.27)                         $0.14
Average shares outstanding-basic        11,594                     11,594                         11,594
Average shares outstanding-diluted      11,594                     11,594                         11,637

Notes:
(1) The $1.0 million represents restructuring related charges of $582,000 for accelerated depreciation and $412,000 for operating costs associated with the closing of plant facilities.
(2) The $1.8 million represents restructuring charges of $1.1 million for write-downs of buildings and equipment, $479,000 for asset movement costs, $312,000 for lease termination costs, a credit of $40,000 for sales proceeds on equipment with no carrying value, and a credit of $82,000 for employee termination benefits.
(3) The $1.0 million represents restructuring related charges of $849,000 for inventory markdowns, $210,000 for operating costs associated with the closing of plant facilities, and a credit of $19,000 for accelerated depreciation.
(4) The $3.7 million represents restructuring and related charges of $3.2 million for write-downs of buildings and equipment, $310,000 for employee termination benefits, $219,000 for asset movement costs, and a credit of $80,000 for lease termination costs.
(5) The percent of net sales column for income taxes is calculated as a % of income (loss) before income taxes.

                                   CULP, INC.
              PROFORMA CONSOLIDATED STATEMENTS OF NET INCOME (LOSS)
          FOR THE TWELVE MONTHS ENDED APRIL 29, 2007 AND APRIL 30, 2006
                                   (UNAUDITED)
                (Amounts in Thousands, Except for Per Share Data)

                                                                              TWELVE MONTHS ENDED
                                              ----------------------------------------------------------------------------------

                                               As Reported                                               April 29, 2007
                                                April 29,      % of                       % of            Proforma Net    % of
                                                   2007        Sales       Adjustments    Sales          of Adjustments   Sales
                                              ------------------------   ------------------------       ------------------------

Net sales                                     $    250,533      100.0%                                       250,533      100.0%
Cost of sales                                      219,328       87.5%         (4,802)      -1.9% (1)        214,526       85.6%
                                              ------------------------   ------------------------       ------------------------
           Gross profit                             31,205       12.5%         (4,802)      -1.9%             36,007       14.4%

Selling, general and
  administrative expenses                           27,030       10.8%            (58)       0.0% (2)         26,972       10.8%
Restructuring expense                                3,534        1.4%         (3,534)      -1.4% (3)              0        0.0%
                                              ------------------------   ------------------------       ------------------------
           Income (loss) from operations               641        0.3%         (8,394)      -3.4%              9,035        3.6%

Interest expense                                     3,781        1.5%              0        0.0%              3,781        1.5%
Interest income                                       (207)      -0.1%              0        0.0%               (207)      -0.1%
Other expense                                           68        0.0%              0        0.0%                 68        0.0%
                                              ------------------------   ------------------------       ------------------------
           Income (loss) before income
            taxes                                   (3,001)      -1.2%         (8,394)      -3.4% (1)(2)       5,393        2.2%
                                                                                                   (3)
Income taxes (7)                                    (1,685)      56.1%         (3,234)      38.5%              1,549       28.7%
                                              ------------------------   ------------------------       ------------------------
Net income (loss)                             $     (1,316)      -0.5%         (5,160)      -2.1%              3,844        1.5%
                                              ========================   ========================       ========================

Net income (loss) per share-basic                   ($0.11)                    ($0.43)                         $0.32
Net income (loss) per share-diluted                 ($0.11)                    ($0.43)                         $0.32
Average shares outstanding-basic                    11,922                     11,922                         11,922
Average shares outstanding-diluted                  11,922                     11,922                         11,926


                                                                         TWELVE MONTHS ENDED
                                  -------------------------------------------------------------------------------------------------

                                   As Reported                                               April 30, 2006              Proforma
                                     April 30,     % of                       % of            Proforma Net    % of        % Over
                                       2006        Sales       Adjustments    Sales          of Adjustments   Sales       (Under)
                                  ------------------------   ------------------------       ------------------------   ------------

Net sales                              261,101      100.0%              0                        261,101      100.0%          -4.0%
Cost of sales                          237,233       90.9%         (4,620)      -1.8% (4)        232,613       89.1%          -7.8%
                                  ------------------------   ------------------------       ------------------------   ------------

           Gross profit                 23,868        9.1%         (4,620)      -1.8%             28,488       10.9%          26.4%

Selling, general and
  administrative expenses               28,954       11.1%         (3,022)      -1.2% (5)         25,932        9.9%           4.0%
Restructuring expense                   10,273        3.9%        (10,273)      -3.9% (6)              0        0.0%           0.0%
                                  ------------------------   ------------------------       ------------------------   ------------

           Income (loss) from
            operations                 (15,359)      -5.9%        (17,915)      -6.9%              2,556        1.0%         253.5%

Interest expense                         4,010        1.5%              0        0.0%              4,010        1.5%          -5.7%
Interest income                           (126)       0.0%              0        0.0%               (126)       0.0%          64.3%
Other expense                              634        0.2%              0        0.0%                634        0.2%         -89.3%
                                  ------------------------   ------------------------       ------------------------   ------------

           Income (loss)
            before income taxes        (19,877)      -7.6%        (17,915)      -6.9% (4)(5)      (1,962)      -0.8%         374.9%
                                                                                       (6)
Income taxes (7)                        (8,081)      40.7%         (6,557)      36.6%             (1,524)      77.7%         201.6%
                                  ------------------------   ------------------------       ------------------------   ------------

Net income (loss)                      (11,796)      -4.5%        (11,358)      -4.4%               (438)      -0.2%         977.6%
                                  ========================   ========================       ========================   ============

Net income (loss) per share-basic       ($1.02)                    ($0.98)                        ($0.04)
Net income (loss) per share-diluted     ($1.02)                    ($0.98)                        ($0.04)
Average shares outstanding-basic        11,567                     11,567                         11,567
Average shares outstanding-diluted      11,567                     11,567                         11,567

Notes:
(1) The $4.8 million represents restructuring related charges of $2.4 million for inventory markdowns, $1.2 million for accelerated depreciation, and $1.2 million for operating costs associated with the closing of plant facilities.
(2) The $58,000 represents operating costs associated with the closing of plant facilities.
(3) The $3.5 million represents restructuring charges of $1.5 million for write-downs of buildings and equipment, $1.4 million for asset movement costs, $909,000 for employee termination benefits, $706,000 for lease termination and other exit costs, and a credit of $930,000 for sales proceeds on equipment with no carrying value.
(4) The $4.6 million represents restructuring related charges of $2.0 million for inventory markdowns, $1.9 million for accelerated depreciation, $665,000 for operating costs associated with the closing of plant facilities.
(5)  The $3.0 million represents accelerated depreciation.
(6) The $10.3 million represents $6.0 million for write-downs of buildings and equipment, $2.2 million for asset movement costs, $1.7 million for employee termination benefits, and $316,000 for lease termination and other exit costs.
(7) The percent of net sales column for income taxes is calculated as a % of income (loss) before income taxes.